UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2007

SPARTAN STORES, INC.
(Exact Name of Registrant as
Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On October 17, 2007 the board of directors of Spartan Stores, Inc. (the "Company") named Mr. Dennis Eidson as the Company President and Chief Operating Officer and appointed him as a director. The board has expanded to nine members, seven of whom are independent.

          Mr. Eidson (age 53) joined Spartan Stores in March 2003 as Executive Vice President of Marketing and Merchandising. In February 2007, he was appointed to the newly created position of Executive Vice President and Chief Operating Officer. Before joining the Company, Mr. Eidson served as the Divisional President and Chief Executive Officer of the Midwest region of The Great Atlantic and Pacific Tea Company ("A&P"), a retail grocery company, from October 2000 to July 2002, as the Executive Vice President Sales and Merchandising of A&P's Midwest region from March 2000 to October 2000, and as the Vice President of Merchandising of A&P's Farmer Jack division from June 1997 to March 2000. He is a graduate of Michigan State University's Food Management program and has spent his entire career working in the Midwest region's grocery industry.

          In connection with his appointment as President, the Company awarded to Mr. Eidson 1,311 shares of restricted stock and options to purchase 1,020 shares of the Company's common stock pursuant to the Spartan Stores, Inc. Stock Incentive Plan of 2005. The awards are subject to the terms and restrictions set forth in the Company's form of Restricted Stock Award to Officers and form of Stock Option Grant to Officers, each of which were included as exhibits to the Company's Current Report on Form 8-K filed May 21, 2007 and are incorporated herein by reference.

          The Company has not entered into any new contracts or arrangements with Mr. Eidson, or amended any existing contracts and arrangements with him. The forms of Mr. Eidson's Employment Agreement and Executive Severance Agreement were previously filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ended September 11, 2004. Those agreements, and the description of Mr. Eidson's compensation arrangements set forth in the Executive Compensation section of the Company's Proxy Statement filed June 29, 2007, are incorporated herein by reference.

          There are no arrangements or understandings between Mr. Eidson and any other person pursuant to which he was appointed as a director or selected as an executive officer (other than Mr. Eidson's agreements with the Company acting solely in his capacity as an executive officer). There are no transactions or proposed transactions in which Mr. Eidson has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

          On October 19, 2007, the Company issued the attached press release announcing Mr. Eidson's promotion to President and Chief Operating Officer and his appointment to the board. The press release is attached to this report as Exhibit 99. The press release is furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1

Form of Employment Agreement between Spartan Stores, Inc. and certain executive officers. Previously filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ended September 11, 2004. Here incorporated by reference.

10.2

Form of Executive Severance Agreement between Spartan Stores, Inc. and certain executive officers. Previously filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ended September 11, 2004. Here incorporated by reference.

	10.3	Form of Stock Option Grant to Officers. Previously filed as an exhibit to Spartan Stores' Current Report on Form 8-K filed May 21, 2007. Here incorporated by reference.

	10.4	Form of Restricted Stock Award to Officers. Filed as an exhibit to Spartan Stores' Current Report on Form 8-K filed May 21, 2007. Here incorporated by reference.

	99.1	Spartan Stores, Inc. Press Release dated October 19, 2007. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2007	SPARTAN STORES, INC.

	By	/s/ David M. Staples
David M. Staples Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

10.1

Form of Employment Agreement between Spartan Stores, Inc. and certain executive officers. Previously filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ended September 11, 2004. Here incorporated by reference.

10.2

Form of Executive Severance Agreement between Spartan Stores, Inc. and certain executive officers. Previously filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ended September 11, 2004. Here incorporated by reference.

10.3	Form of Stock Option Grant to Officers. Previously filed as an exhibit to Spartan Stores' Current Report on Form 8-K filed May 21, 2007. Here incorporated by reference.

10.4	Form of Restricted Stock Award to Officers. Filed as an exhibit to Spartan Stores' Current Report on Form 8-K filed May 21, 2007. Here incorporated by reference.

99.1	Spartan Stores, Inc. Press Release dated October 19, 2007. This Exhibit is furnished to, and not filed with, the Commission.